Exhibit 10.5


                  AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this "Amendment") dated as of July 31, 2002, is made by and among KANEB PIPE LINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), KANEB PIPE LINE PARTNERS, L.P., a Delaware limited partnership ("KPP"), each of the lenders named on the signature pages hereof (hereinafter, together with their successors and permitted assigns, collectively, the "Lenders" and, individually, a "Lender"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, Borrower, KPP, the Lenders, and the Administrative Agent are parties to a certain Revolving Credit Agreement dated as of December 28, 2000 (the "Credit Agreement"; defined terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

     WHEREAS, Borrower, KPP, and the Lenders have agreed to amend the Credit Agreement as more specifically set forth below;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     SECTION 1. Amendments to Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

          1.1 Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term "Additional Debt" and its accompanying definition.

          1.2 Section 1.1 of the Credit Agreement is hereby further amended by deleting the defined term "Net Cash Proceeds" and the accompanying definition, and substituting in lieu thereof the following defined term and accompanying definition:

               "Net Cash Proceeds" shall mean, with respect to any Asset Disposition or Recovery Event (each, for purposes of this definition, a "transaction"), the aggregate amount of cash received, as the case may be, by (x) KPP or the Borrower or (y) any Significant Affiliate and legally available to be distributed to KPP or the Borrower in the form of dividends or distributions in connection with such transaction after, in each case, deducting therefrom (i) payments made in respect of any Indebtedness to the extent that such payments are required to be made (other than under the Loan Documents) as a result of or in connection with such transaction by applicable law or the terms of any contractual agreement relating to such Indebtedness, (ii) reasonable and customary transaction costs (which in the case of any Recovery Event may include litigation costs and expenses and other costs and expenses of collecting payments and settlements therefrom) that are paid or reserved for payment (A) to a Person that is not an Affiliate of KPP or (B) to KPP or an Affiliate of KPP to reimburse such Person for payments made by such Person to another Person that is not KPP or an Affiliate of KPP in respect of such transaction costs, (iii) the amount of taxes paid or reserved for payment by KPP or such Significant Affiliate in connection with or as a result of such transaction, and (iv) any Reinvestment Amount.

          1.3 Section 2.9(b) of the Credit Agreement is hereby amended by deleting said Section 2.9(b) in its entirety and substituting in lieu thereof the following Section 2.9(b):

               (b) The Borrower shall promptly notify the Administrative Agent upon the receipt of any Net Cash Proceeds and, at any time that Net Cash Proceeds received and not previously applied to any prepayment pursuant to this Section 2.9(b) shall equal or exceed $10,000,000, the Borrower shall prepay Borrowings, together with payment of all amounts required pursuant to Section 2.16, in an aggregate amount equal to one hundred percent (100%) (without duplication) of the Net Cash Proceeds of any Asset Disposition or Recovery Event.

          1.4 Section 6.1 of the Credit Agreement is hereby amended by deleting said Section 6.1 in its entirety and substituting in lieu thereof the following Section 6.1:

SECTION 6.1 Funded Debt to EBITDA.

          KPP and its Subsidiaries will maintain, as of the end of each fiscal quarter of KPP, a ratio of Consolidated Funded Debt to Consolidated EBITDA of not more than 4.25:1.00, measured, in each case, for the four-fiscal quarter period ending on each date of such determination.

          SECTION 2. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first above written (the "Effective Date") on the first day when the Administrative Agent shall have received
     (i) the duly executed counterparts of this Amendment from Borrower and the Lenders, and (ii) the duly executed counterparts of the Acknowledgment of Guarantors attached to this Amendment from KPP and the Subsidiary Guarantors.

          SECTION 3. Status of Obligations. Borrower hereby confirms and agrees that all Loans and all other Obligations outstanding under the Credit Agreement and the other Loan Documents as of the date hereof were duly and validly created and incurred by Borrower thereunder, that all such outstanding amounts are owed in accordance with the terms of the Credit Agreement and other Loan Documents, and that there are no rights of offset, defense, counterclaim, claim or objection in favor of Borrower arising out of or with respect to any of the Loans or other Obligations of Borrower to the Administrative Agent or the Lenders, and any such rights of offset, defense, counterclaim, claims or objections have been and are hereby waived and released by Borrower.

          SECTION 4. Representations and Warranties of Borrower. Each of Borrower and KPP, without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Administrative Agent as follows:

               4.1 The execution, delivery and performance by Borrower and KPP of this Amendment are within Borrower's and KPP's organizational powers, have been duly authorized by all necessary organizational action and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the charter or by-laws of Borrower or KPP, or any indenture, agreement or other instrument to which Borrower or KPP is a party or by which Borrower or KPP or any of its properties is bound or
          (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

               4.2 This Amendment constitutes the legal, valid and binding obligation of Borrower and KPP, enforceable against Borrower and KPP in accordance with its terms.

               4.3 After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the Effective Date.

          SECTION 5. Survival. Each of the foregoing representations and warranties shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower and KPP under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the foregoing representations and warranties shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Administrative Agent.

          SECTION 6. Ratification of Credit Agreement and Loan Documents. Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement (as amended herein) and the other Loan Documents. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          SECTION 7. Release. In consideration of the amendments agreed to by the Lenders pursuant to this Amendment, each of Borrower and KPP hereby (i) releases, acquits and forever discharges the Administrative Agent, each Lender, and each of their respective agents, employees, officers, partners, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any and all liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages, costs and expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, that Borrower or KPP may have or claim to have against such Lender which might arise out of or be connected with any act of commission or omission of such Lender existing or occurring on or prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations relating to or arising out of or in connection with the Credit Agreement, any other Loan Documents or this Amendment (including, without limitation, arising out of or in connection with the initiation, negotiation, closing or administration of the transactions contemplated thereby or related thereto), through the execution and delivery of this release and the effectiveness of this Amendment (the "Released Claims") and (ii) agrees to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against the Released Parties with respect to any and all Released Claims.

          SECTION 8. Indemnity. In consideration of the amendments agreed to by the Lenders pursuant to this Amendment, each of Borrower and KPP hereby indemnifies the Administrative Agent and each Lender, and their respective officers, partners, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to this Amendment, the Credit Agreement or any other Loan Documents or any actual or proposed use of the proceeds of any of the Loans, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, neither Borrower nor KPP shall be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct.

          SECTION 9. No Other Waiver, Etc. Each of Borrower and KPP hereby agrees that nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Each of Borrower and KPP hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-performance of any obligation under the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders.

          SECTION 10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

          SECTION 11. Costs and Expenses. Borrower and KPP shall be responsible for the costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Administrative with respect thereto.

          SECTION 12. Governing Law. This Amendment shall be CONSTRUED IN ACCORDANCE WITH AND governed by the INTERNAL laws of the State of NEW YORK.

          SECTION 13. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

          SECTION 14. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


                                 KANEB PIPE LINE OPERATING
                                 PARTNERSHIP, L.P.

                                 By:      KANEB PIPE LINE COMPANY,
                                          General Partner


                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                 KANEB PIPE LINE PARTNERS, L.P.

                                 By:  KANEB PIPE LINE COMPANY,
                                      General Partner


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                 SUNTRUST BANK,
                                 as Administrative Agent and as a Lender


                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 BANK OF AMERICA, N.A.,
                                 as a Lender


                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                 BANK ONE, N.A.,
                                 as a Lender


                                 By:  ------------------------------------------
                                      Name:
                                      Title:



                                 BNP PARIBAS,
                                 as a Lender


                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:




                                 FLEET NATIONAL BANK,
                                 as a Lender




                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:




                                 BANK OF SCOTLAND,
                                 as a Lender


                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                          ACKNOWLEDGMENT OF GUARANTORS



     Each of the undersigned Guarantors hereby (i) acknowledges and consents to the execution and delivery by Borrower and KPP of the foregoing Amendment No. 1 to Revolving Credit Agreement dated as of July 31, 2002, and (ii) acknowledges and agrees that (x) such execution and delivery of the foregoing Amendment No. 1 to Revolving Credit Agreement shall not release, discharge, limit or affect in any manner any of their obligations as such Guarantors pursuant to the terms of the Revolving Credit Agreement dated as of December 28, 2000, as referred to and amended by the foregoing Amendment No. 1 to Credit Agreement, or pursuant to the Subsidiary Guarantee Agreement delivered thereunder, and (y) their respective obligations as such Guarantors in respect of all Obligations as defined in such Revolving Credit Agreement shall remain in full force and effect on and after the date hereof.

     This Acknowledgment of Guarantors made and delivered as of July 31, 2002.


                                 GUARANTORS:

                                 KANEB PIPE LINE OPERATING
                                 PARTNERSHIP, L.P.

                                 By:      KANEB PIPE LINE COMPANY,
                                          General Partner


                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                 KANEB PIPE LINE PARTNERS, L.P.

                                 By:  KANEB PIPE LINE COMPANY,
                                      General Partner


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                 SUPPORT TERMINALS OPERATING
                                 PARTNERSHIP, L.P.

                                 By:  SUPPORT TERMINAL SERVICES, INC.,
                                      General Partner

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                 SUPPORT TERMINAL SERVICES, INC.


                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 STANTRANS, INC.


                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title: